SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                ITEM 4 FORM 8-K
                                  AMENDMENT 2

                                CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934



               Date of Report (Date of earliest event reported)


                                 June 7, 2001
                              ------------------


                           NATUREWELL, INCORPORATED
                     -------------------------------------
            (Exact name or registrant as specified in its charter)


         Delaware                  0-26108                94-2901715
         ----------                --------                ----------
(State or other jurisdiction      (Commission           (I.R.S. Employer
     of incorporation or          file number)         Identification No.)
        organization)


              7855 Ivanhoe Avenue, Suite 322, La Jolla, CA  92037
              ---------------------------------------------------
              (Address of principal executive office)  (Zip Code)


                                (858) 454-6790
                                --------------
             (Registrant's telephone number, including area code)


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 13, 2002               NatureWell, Incorporated

                                       /S/ Kenneth Yonika
                                       =================
                                       Chief Financial Officer


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Item 2.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


(A)


(1)

     (i) The registrant dismissed the accounting firm of Hutchinson and Bloodgood LLP (Formerly Logan Throop & Co., LLP) on June 7, 2001. Hutchinson and Bloodgood LLP was previously engaged as the principal accountant to audit the Registrant's financial statements from July 1, 1997 through June 7, 2001.

     (ii) There have been no adverse opinions, disclaimer of opinion or qualifications or modifications as to uncertainty, audit scope or accounting principles regarding the reports of Hutchinson and Bloodgood LLP on the Registrant's financial statements for either of the last two fiscal years.

     (iii) The decision to change accountants was recommended by the Chairman to the Board of Directors of the Registrant.

     (iv) There were no disagreements or reportable events with Hutchinson and Bloodgood LLP on any matter of accounting principles or practice, financial statement or disclosure or auditing scope or procedure during the last two fiscal years and through the period from the date of the last audited financial statements through June 7, 2001 other than those that are identified in accountants letter under Item 7.

     (v) The term "disagreements" as used in this 8-K shall be interpreted broadly, to include any difference of opinion concerning any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which (if not resolved to the satisfaction of the former accountant) would have caused it to make reference to the subject matter of the disagreement in connection with its report. It is not necessary for there to have been argument to have had a disagreement, merely a difference of opinion. For the purposes of this 8-K, however, the term disagreements does not include initial differences of opinion based on incomplete facts or preliminary satisfaction by, and providing the Registrant and the accountant do not continue to have a difference of opinion upon, obtaining additional relevant facts or information.

     (vi) During the two most recent fiscal years and subsequent interim period preceding, there were no "Reportable Events" as set forth in
Item 303 (a)(1)(v) of Regulation S-K.


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(2)  The Registrant has engaged the accounting firm of Armando C. Ibarra, CPA's on June 28, 2001 as the principal accountant to audit the Registrants' most recent fiscal years and any subsequent interim period prior to engaging them regarding the:

     (i) application of accounting principles to a specified transaction, either completed or proposed; or the type of opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant nor was any oral advice provided that Armando C. Ibarra, CPA's concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue, or

     (ii) any matter that was either the subject of a disagreement as defined above in Section (a)(1)(iv) of this Form 8-K, or a Reportable Event defined above in this Form 8-K.


(3) The registrant has requested Hutchinson and Bloodgood LLP to furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant above, and if not, to state the respects in which it does not agree. The Registrant shall provide Hutchinson and Bloodgood LLP with a copy of this Form 8-K no later than the day this Form 8-K is filed with the Securities and Exchange Commission.
The Registrant shall file Hutchinson and Bloodgood LLP letter as an Exhibit in this Form 8-K. If Hutchinson and Bloodgood LLP is unavailable at the time of filing this 8-K, the Registrant will request Hutchinson and Bloodgood LLP to provide the letter as promptly as possible so that the Registrant can file the letter with the SEC within ten (10) business days after the filing of this form 8-K.


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Item 7.  EXHIBITS


March 7, 2002

Office of the Chief Accountant
SECPS Letter File
Securities and Exchange Commission
Mail Stop 9-5
450 Fifth Street, N.W.
Washington, DC  20549

RE: NATUREWELL, INC. - COMMISSION FILE NO. 33-93132

Gentlemen:

We have read the statements made by NatureWell, Inc. (Copy Attached), which we understand were filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report for the month of June 2001. We do not agree with the statements concerning our Firm contained in such Form 8-K. Disagreements with the Company relating to matters that would have led to reference thereto in our report id such matters had not been resolved to our satisfaction follows:

  * Form 10-QSB is required to have a pre-filing review by an independent CPA. We notified the Audit committee of the requirement; however, we were not engaged to review the quarterly filings. Therefore, we understand they were filed without the required review.
  * During our Audit of the June 30, 2000 financial statements, we noted deterioration in the accounting systems and records from the preceding year and communicated our observations and recommendations to the Audit Committee in a letter dated January 16, 2001.

Sincerely,

/s/ Hutchinson and Bloodgood

Hutchinson and Bloodgood LLP


Cc: Kenneth Yonika, CFO
       NatureWell, Inc.


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